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                                                                   EXHIBIT 10(x)

                                CARSEN GROUP INC.
                                   as Borrower


                                     - and -


                             CANTEL INDUSTRIES, INC.
                                  as Guarantor


                                     - and -


                             NATIONAL BANK OF CANADA
                                    as Lender


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                         THIRD LOAN AMENDING AGREEMENT

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                            Dated as of March 7, 1997

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            THIRD LOAN AMENDING AGREEMENT dated as of March 7, 1997 among CARSEN
GROUP INC. (the "Borrower"), a corporation incorporated and subsisting under the laws of Ontario, as borrower, CANTEL INDUSTRIES, INC. ("Cantel"), a corporation incorporated and subsisting under the laws of Delaware and NATIONAL BANK OF CANADA (the "Lender"), as lender.

            WHEREAS the Borrower, the Lender and Cantel are parties to a loan agreement dated as of October 29, 1993 (the "Original Loan Agreement") pursuant to which the Lender agreed to make extensions of credit to the Borrower on the terms and conditions contained therein and Cantel agreed to make certain commitments with respect to the Borrower's obligations to the Lender;

            AND WHEREAS the Borrower, the Lender and Cantel amended the Original Loan Agreement pursuant to a First Loan Amending Agreement dated as of August 28, 1995 (the "First Loan Amending Agreement");

            AND WHEREAS the Borrower, the Lender and Cantel further amended the Original Loan Agreement pursuant to a Second Loan Amending Agreement dated as of April 19, 1996 (the "Second Loan Amending Agreement") (the Original Loan Agreement, as amended by the First Loan Amending Agreement and the Second Loan Amending Agreement is hereinafter referred to as the "Loan Agreement");

            AND WHEREAS Section 8.05 of the Loan Agreement provides, inter alia, that no amendment or waiver of any provision of the Loan Agreement shall be effective unless consented to in writing by the Lender;

            AND WHEREAS the Borrower has requested that the Lender, inter alia,
(i) extend the Repayment Date to December 31, 1999; (ii) reduce the Commitment to U.S. $5,000,000, and reduce the Lending Limit accordingly; (iii) amend the interest rates applicable to both Canadian Dollar Advances and U.S. Dollar Advances; and (iv) amend the Drawing Fee.

            AND WHEREAS the Lender has agreed, subject to the terms and conditions set out herein, to permit such amendments to the Loan Agreement;

            AND WHEREAS Cantel wishes to confirm the continuing validity of the Letter of Guarantee and its agreement with the terms and conditions of this Second Loan Amending Agreement;

            NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

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                                    ARTICLE I

                                 INTERPRETATION

1.1 Defined Terms. In this Third Loan Amending Agreement and the recitals hereto, unless there is something in the subject matter or context inconsistent therewith or unless otherwise expressly provided:

            "Third Loan Amending Agreement", "herein", "hereby", "hereof" and similar expressions mean or refer to this Third Loan Amending Agreement.

In this Third Loan Amending Agreement and the recitals hereto, unless there is something in the subject matter or context inconsistent therewith, or unless so stated to the contrary in this Third Loan Amending Agreement, the words and expressions herein contained, which are defined in the Loan Agreement, shall have the meanings given to such words and expressions in the Loan Agreement.

1.2 Interpretation not Affected by Headings, etc. The division of this Third Loan Amending Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

                                   ARTICLE II

                        AMENDMENTS TO THE LOAN AGREEMENT

2.1 Amendments to Section 1.01 of the Loan Agreement. (1) The definition of "Quarterly Financial Statements" is hereby added to Section 1.01 of the Loan Agreement as follows:

            "Quarterly Financial Statements" means those monthly financial statements delivered by the Borrower pursuant to Section 6.01 of the Loan Agreement for any of the months of October, January, April or July in any given year.


(2) The definition of "Commitment" in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

            "Commitment" means, for the period commencing on January 10, 1997 and ending on the Repayment Date, U.S. $5,000,000, subject to any

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            reduction made at the election of the Borrower in accordance with the terms of this Loan Agreement.

(3) The definition of "Drawing Fee" in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

            "Drawing Fee" means, with respect to each Draft drawn by the Borrower hereunder and purchased by any Person on any Drawing Date, an amount determined as follows:

            (a) where such Draft is drawn on or after the date hereof and on or before the ninth day following the Borrower's next delivery of Quarterly Financial Statements to the Lender, an amount equal to 1.25% of the aggregate Face Amount of such Draft; and

            (b) thereafter, with respect to any Draft drawn on or after the tenth day following a delivery of Quarterly Financial Statements (the "Prior Financial Statements") by the Borrower and on or before the ninth day following the next following delivery of Quarterly Financial Statements by the Borrower, an amount equal to:

                  (i) where the Borrower's Debt to Equity ratio, as indicated by the Prior Financial Statements, is equal to or more than 1.5:1, 1.75 % of the aggregate Face Amount of such Draft; and

                  (ii) where the Borrower's Debt to Equity ratio, as indicated by the Prior Financial Statements, is equal to or more than 1:1 but less than 1.5:1, 1.5% of the aggregate Face Amount of such Draft; and

                  (iii) where the Borrower's Debt to Equity ratio, as indicated
                        by the Prior Financial Statements, is equal to or more than 0.5:1 but less than 1:1, 1.25% of the aggregate Face Amount of such Draft; and

                  (iv) where the Borrower's Debt to Equity ratio is less than 0.5:1, as indicated by the Prior Financial Statements, 1% of the aggregate Face Amount of such Draft,


            calculated on the basis of the term to maturity of such Draft and a year of 365 days.

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(4) The definition of "Lending Limit" in Section 1.01 of the Loan Agreement is
hereby deleted in its entirety and the following substituted therefor:

            "Lending Limit" means, subject to any reduction made at the election of the Borrower in accordance with Section 2.23, (i) for the period commencing on January 10, 1997 and ending on the Repayment Date, the lesser of U.S. $5,000,000 (or the Equivalent Cdn. $ Amount) and the Margin Requirement.

(5) The definition of "Repayment Date" in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

            "Repayment Date" means, in respect of repayment of all Accommodations made hereunder, December 31, 1999.

2.3 Amendment to Section 2.06 of the Loan Agreement. Section 2.06 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

            "Subject to Section 2.08, the Borrower shall pay interest on the unpaid principal amount of each Canadian Dollar Advance made to it from the date of such Canadian Dollar Advance until such principal amount shall be repaid in full, at a rate per annum determined as follows:

            (a) for the period commencing on the date hereof and ending on the ninth day following the Borrower's next delivery of Quarterly Financial Statements, at a rate equal to the Prime Rate in effect from time to time plus 0.25% per annum; and

            (b) thereafter, for every period commencing on the tenth day following a delivery of Quarterly Financial Statements (the "Prior Financial Statements") by the Borrower and ending on the ninth day following the next following delivery of Quarterly Financial Statements by the Borrower, at a rate per annum determined as follows:

                  (i) where the Borrower's Debt to Equity ratio, as indicated by the Prior Financial Statements, is equal or more than 1.5:1, the sum of the Prime Rate in effect from time to time plus 0.75%; and

                  (ii) where the Borrower's Debt to Equity ratio, as indicated by the Prior Financial Statements, is equal to or more than 1:1

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                        but less than 1.5:1, the sum of the Prime Rate in effect
                        from time to time plus 0.5%; and

                  (iii) where the Borrower's Debt to Equity ratio, as indicated
                        by the Prior Financial Statements, is equal to or more than 0.5:1 but less than 1:1, the sum of the Prime Rate in effect from time to time plus 0.25%; and

                  (iv) where the Borrower's Debt to Equity ratio, as indicated by the Prior Financial Statements, is less than 0.5:1, the Prime Rate in effect from time to time,

            in each case, calculated and payable (i) in arrears on the 26th day of each month in each year; and (ii) when such Canadian Dollar Advance becomes due and payable in full. Any amount of principal of or interest on any such Canadian Dollar Advance which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest both before and after judgment), from the date on which such amount is due until such amount is paid in full, payable on demand, at the same applicable rates per annum as aforesaid;"

2.4 Amendment to Section 2.07 of the Loan Agreement. Section 2.07 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

            "Subject to Section 2.08, the Borrower shall pay interest on the unpaid principal amount of each U.S. Dollar Advance made to it from the date of such U.S. Dollar Advance until such principal amount shall be repaid in full, at a rate per annum determined as follows:

            (a) for the period commencing on the date hereof and ending on the ninth day following the Borrower's next delivery of Quarterly Financial Statements, at a rate equal to the U.S. Base Rate in effect from time to time plus 0.25% per annum; and

            (b) thereafter, for every period commencing on the tenth day following a delivery of Quarterly Financial Statements (the "Prior Financial Statements") by the Borrower and ending on the ninth day following the next following delivery of Quarterly Financial Statements by the Borrower, at a rate equal to:

                  (i) where the Borrower's Debt to Equity ratio, as indicated by the Prior Financial Statements, is equal or more than 1.5:1,

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                        the sum of the U.S Base Rate in effect from time to time
                        plus 0.75%; and

                  (ii) where the Borrower's Debt to Equity ratio, as indicated by the Prior Financial Statements, is equal to or more than 1:1 but less than 1.5:1, the sum of the U.S. Base Rate in effect from time to time plus 0.5%; and

                  (iii) where the Borrower's Debt to Equity ratio, as indicated
                        by the Prior Financial Statements, is equal to or more than 0.5:1 but less than 1:1, the sum of the U.S. Base Rate in effect from time to time plus 0.25 %; and

                  (iv) where the Borrower's Debt to Equity ratio, as indicated by the Prior Financial Statements, is less than 0.5:1, the U.S. Base Rate in effect from time to time,

             in each case, calculated daily and payable (i) in arrears on the 26th day of each month in each year; and (ii) when such U.S. Dollar Advance becomes due and payable in full. Any amount of principal of or interest on any such U.S. Dollar Advance which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest (both before and after judgment), from the date on which such amount is due until such amount is paid in full, payable on demand, at the same applicable rates per annum as aforesaid;"

2.6 Amendment to Section 2.16 of the Loan Agreement. Section 2.16 of the Loan Agreement, which was added to the Loan Agreement pursuant to Section 2.2 of the Second Loan Amending Agreement, is hereby renumbered as Section 2.23 of the Loan Agreement.

                                   ARTICLE III

                                  MISCELLANEOUS

3.1 Representations and Warranties; No Default. On and as of the date of execution of this Third Loan Amending Agreement and after giving effect to this Third Loan Amending Agreement, the Borrower and Cantel jointly and severally (a) confirm, reaffirm and restate the representations and warranties set forth in
Article 5 of the Loan Agreement, except to the extent that such representations and warranties relate solely to an earlier date in which case the Borrower and Cantel jointly and severally confirm, reaffirm and restate such representations and warranties for such earlier date in all material respects, provided that the references therein shall be deemed to be to the Loan

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Agreement as amended by this Third Loan Amending Agreement; and (b) represent that no Default or Event of Default has occurred and is continuing.

3.2 Incorporation of the Loan Agreement. This Third Loan Amending Agreement is supplemental to and shall henceforth be read in conjunction with the Loan Agreement, and the Loan Agreement and this Third Loan Amending Agreement shall henceforth have effect so far as practicable as if all the provisions thereof and hereof were contained in one instrument.

3.3 Reference to and Effect on the Loan Agreement. On and after the date hereof, each reference in the Loan Agreement to "this agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Loan Agreement in any and all agreements, documents and instruments delivered by all or any one or more of the parties thereto and any other Person shall mean and refer to the Loan Agreement as amended hereby. Except as specifically amended hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed.

3.4 Confirmation of Security. The Borrower hereby confirms that the Security Documents to which it is a party continue to remain in full force and effect, unamended, for the benefit of the Lender and continue to extend to all liabilities of the Borrower under the Loan Agreement as amended hereby.

3.5 Confirmation of Guarantee. Cantel hereby confirms that the Letter of Guarantee remains in full force and effect, unamended, for the benefit of the Lender and continues to extend to all liabilities and obligations of the Borrower under the Loan Agreement as amended hereby.

3.6 Confirmation of Postponement Agreement. Cantel hereby confirms that the Postponement Agreement remains in full force and effect, unamended, for the benefit of the Lender and continues to extend to all liabilities of the Borrower under the Loan Agreement as amended hereby.

3.7 No Waiver. The execution, delivery and effectiveness of this Third Loan Amending Agreement shall not operate as a waiver of any right, power or remedy of the Lender under the Loan Agreement or any other agreements or instruments delivered in connection therewith or pursuant thereto.

3.8 Expenses. The Borrower shall be obligated to reimburse the Lender for all its reasonable costs and expenses (including without limitation, reasonable legal expenses) incurred in connection with the preparation, execution and delivery of this Third Loan Amending Agreement.

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3.9 Governing Law. This Third Loan Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and Canada applicable therein and shall be treated in all respects as an Ontario contract.

3.10 Assignment. Subject to the restrictions on assignment and transfer contained in the Loan Agreement, this Third Loan Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

3.11 Counterparts. This Third Loan Amending Agreement may be executed in any number of counterparts with the same effect as if the parties hereto had all signed the documents and each of such counterparts, when so executed, shall be deemed to be an original and such counterparts together shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

            IN WITNESS WHEREOF the parties hereto have executed this Amending Agreement as of the day and year first above written.


                                      Per: /s/ Edward E. Meltz
                                           --------------------------
                                      Name:  EDWARD E. MELTZ
                                      Title:  CHAIRMAN, CEO AND CFO


                                      CANTEL INDUSTRIES, INC.


                                      Per: /s/ James P. Reilly
                                           --------------------------
                                      Name:  James P. Reilly
                                      Title:  PRESIDENT


                                      NATIONAL BANK OF CANADA


                                      Per: /s/ Jeffrey Burdon  /s/ W. Crossland
                                           -------------------------------------
                                      Name:  Jeffrey Burdon    W. Crossland
                                      Title:  Mgr               Sr Mgr